UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 2, 2009
HARRIS STRATEX NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33278	20-5961564

(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)
Address of principal executive offices: 637 Davis Drive, Morrisville, NC 27560
Registrant’s telephone number, including area code: (919) 767- 3250
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This form 8-K/A is filed as an Amendment to the Current Report on Form 8-K filed by Harris Stratex Networks, Inc. on March 6, 2009. This Amendment is being filed to include the financial statements of Telsima Corporation (“Telsima”) and its subsidiaries and pro forma financial information listed below.
Item 9.01 Financial Statements and Exhibits
(a) Financial Statements of Business Acquired
The following financial statements of Telsima and its subsidiaries, together with the report thereon signed by Armanino McKenna LLP, are filed as Exhibit 99.1 to this report:
•	Audited Consolidated Balance Sheets as of March 31, 2008 and 2007.

•	Audited Consolidated Statement of Operations and Comprehensive Loss for the years ended March 31, 2008 and 2007.

•	Audited Consolidated Statements of Redeemable Convertible Preferred Stock and Stockholders’ Deficit for the years ended March 31, 2008 and 2007.

•	Audited Consolidated Statements of Cash Flows for the years ended March 31, 2008 and 2007.

•	Notes to Financial Statements.
The following unaudited financial statements of Telsima and its subsidiaries are being filed as Exhibit 99.2 to this report:
•	Unaudited Consolidated Balance Sheets as of December 31, 2008 and March 31, 2008.

•	Unaudited Consolidated Statement of Operations and Comprehensive Loss for the nine months ended December 31, 2008 and 2007.

•	Unaudited Consolidated Statements of Cash Flows for the nine months ended December 31, 2008 and 2007.

•	Notes to Financial Statements.
(b)	Pro Forma Financial Information
          The following unaudited pro forma condensed combined consolidated statements of operations give effect to the purchase of Telsima Corporation. The transaction was accounted for as a purchase, and accordingly, the total estimated purchase price, calculated as described in Note 1 to this unaudited pro forma condensed combined consolidated financial information, is allocated to the net tangible and intangible assets based on the fair values as of the completion of the acquisition.
           The unaudited pro forma condensed combined consolidated balance sheet as of January 2, 2009 gives effect to the acquisition as if it had occurred on January  2, 2009. The Harris Stratex Networks, Inc. unaudited condensed consolidated balance sheet information was derived from its Quarterly Report on Form 10-Q for the six months ended January  2, 2009. The Telsima unaudited condensed balance sheet was derived from the unaudited balance sheet as of December  31, 2008 included herein.
          The unaudited pro forma condensed combined consolidated statement of operations for the year ended June 27, 2008 and the two quarters ended January 2, 2009 gives the effect to the purchase as if it occurred on June 30, 2007. The Harris Stratex Networks, Inc. condensed consolidated statement of operations information for the year ended June 27, 2008 was derived from the consolidated statements of operations included in its Annual Report on Form 10-K for the year ended June 27, 2008. The Harris Stratex Networks, Inc. condensed consolidated statement of operations information for the two quarters ended April 3, 2009 was derived from its Quarterly Report on Form 10-Q for the quarter ended January 2, 2009. The Telsima Corporation condensed consolidated statements of operations were derived from its statements of operations for the two quarters ended December 31, 2008 and the year ended March 31, 2008.

          The unaudited pro forma condensed combined consolidated financial statements have been prepared by Harris Stratex Networks, Inc. management for illustrative purposes only and are not necessarily indicative of the condensed consolidating financial position or the results of operations in future periods or the results that would have been realized had Harris Stratex Networks, Inc. and Telsima Corporation been a combined company during the specified periods. The pro forma adjustments are based on the information available at the time of the preparation of these statements. The unaudited pro forma condensed combined consolidated financial statements, including any note thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical consolidated financial statements of Harris Stratex Networks, Inc. included in its Form 10-K for the year ended June 28, 2008 and Form 10-Q for the three months ended April 3, 2009 filed with the Securities and Exchange Commission.
HARRIS STRATEX NETWORKS, INC.
UNAUDITED PRO FORMA
CONDENSED COMBINED CONSOLIDATED BALANCE SHEET

	Historical
	Harris Stratex	Telsima Corporation		Harris Stratex
	Networks as of	As of December 31,	Pro Forma	Networks, Inc.
	January 2, 2009	2008	Adjustments(a)	Pro Forma
	(in millions)
ASSETS
Current Assets
Cash, cash equivalents and short-term investments	$99.3	$3.2	$(12.7)	$89.8
Receivables	180.5	3.2		183.7
Inventories and unbilled costs	156.8	3.2		159.9
Deferred cost of revenue	—	35.2		35.2
Other current assets	21.1	4.0		25.1

Total current assets	457.7	48.7	(12.7)	493.7
Other Assets
Property, plant and equipment	72.0	1.3	.2	73.5
Goodwill	—	—	1.2	1.2
Indentifiable intangible assets	100.0	.6	5.8	106.4
Other assets	13.1	.2		13.3

	185.1	.8	7.2	194.4

	$642.8	$50.8	$(5.5)	$688.1

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Short-term debt	$10.0	$—	$	$10.0
Accounts payable	73.5	4.5		78.0
Deferred revenue	—	35.4		35.4
Other accrued liabilities	110.8	4.2		115.1

Total current liabilities	194.3	44.2		238.5
Other Liabilities
Non-current deferred taxes	5.4	—		5.4
Long-term debt	—	.6		.6
Restructuring and other long-term liabilities	18.3	4.7	(4.7)	18.3

Total liabilities	218.0	49.5	(4.7)	262.8
Stockholders’ equity	424.8	1.4	(.8)	425.4

	$642.8	$58.8	$(5.5)	$688.1

(a)	Allocation of the purchase price of Telsima Corporation determined as follows (amounts in thousands):

Purchase price	$12.0
Estimated acquisition costs	.7

Total purchase price to be allocated	$12.7

	Original	6 Quarters
Allocation of purchase price based on fair market value	Allocation	Amortization	Adjustment
Indentifiable intangible assets:	$7.6	(1.8)	$5.8
In-process research and development	2.4	(2.4)	—
Property and equipment	.2		.2
Net tangible assets	1.3	4.2	5.5
Goodwill	1.2		1.2

Total purchase price allocation	$12.7		$12.7

This purchase price allocation is preliminary for all assets and liabilities being acquired by Harris Stratex.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(in millions)

	Historical
	Harris Stratex	Telsima
	Networks	Corporation	Pro Forma		Pro
	Year Ended	Year Ended	Adjustments		Forma
	June 28, 2008	March 31, 2008	(Note 2)		Combined
Revenue	$718.4	$5.3			$723.7
Cost of revenue	(528.2)	(20.4)	(1.1	)(a)	(549.7)

Gross profit	190.2	(15.1)	(1.1)		174.0

Operating expenses:
Research and development	(46.1)	(13.3)			(59.4)
In-process research and development	—	—	(2.4	)(b)	(2.4)
Selling, general and administrative	(141.4)	(4.6)			(146.0)
Amortization of intangible assets	(7.1)	—	(.1	)(c)	(7.2)
Restructuring charges	(9.3)	—	—		(9.3)

Total operating expenses	(203.9)	(17.9)	(2.5)		(224.3)

Loss from operations	(13.7)	(33.0)	(3.6)		(50.3)
Interest and other income (expense), net	(.2)	.1			(.1)

Loss before income taxes	(13.9)	(32.9)	(3.6)		(50.4)
Benefit from income taxes	2.0	—			2.0

Net loss	$(11.9)	$(32.9)	(3.6)		$(48.4)

Net loss per share — Basic and diluted	$(0.20)				$(0.83)
Shares used in calculation	58.4				58.4
See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED STATEMENT OF OPERATIONS
(in millions)

	Historical
	Harris Stratex
	Networks	Telsima
	2 Quarters	Corporation	Pro Forma		Pro
	Ended	2 Quarters Ended	Adjustments		Forma
	January 2, 2009	December 31, 2008	(Note 2)		Combined
Revenue	$386.7	$12.8			$399.5
Cost of revenue	(274.1)	(17.2)	(.6	)(a)	(291.9)

Gross profit	112.6	(4.4)	(.6)		107.6
Operating expenses:
Research and development	(19.7)	(7.4)			(27.1)
Selling, general and administrative	(69.4)	(1.1)			(70.5)
Amortization of intangible assets	(2.8)	—	(.1	)(c)	(2.9)
Restructuring and impairment charges	(305.4)	—			(305.4)

Total operating expenses	(397.3)	(8.5)	(.1)		(405.9)

Income loss from operations	(284.7)	(12.9)	(.7)		(298.3)
Interest and other income (expense), net	(.7)	(1.9)			(2.6)

Income loss before income taxes	(285.4)	(14.8)	(.7)		(300.9)
Provision for income taxes	(24.4)	—			(24.4)

Net loss	$(309.8)	$(14.8)	(.7)		$(325.3)

Net loss per share – Basic and diluted	$(5.29)				$(5.55)
Shares used in calculation	58.6				58.6
See accompanying notes to the unaudited pro forma condensed consolidated financial statements.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
1. Purchase price allocation
On March 2, 2009, we announced that we closed the acquisition (the “Telsima Acquisition”) of Telsima Corporation (“Telsima”) of Sunnyvale, California. Telsima is a leading developer and provider of WiMAX Forum Certified™ products for use in next generation broadband wireless networks. The Telsima Acquisition closed on February 27, 2009 and was consummated pursuant to an Agreement and Plan of Merger, dated February 27, 2009 (the “Merger Agreement”), by and among Harris Stratex Networks Operating Corporation, a wholly-owned subsidiary of the Company (“HSNOC”), Eagle Networks Merger Corporation, a wholly-owned subsidiary of HSNOC (“Merger Sub”), Telsima and the Holder Representative party thereto. The Merger Agreement provided for the acquisition by HSNOC of all of the outstanding equity securities of Telsima for cash through the merger of Merger Sub with and into Telsima. Following such merger, Telsima became a wholly-owned subsidiary of HSNOC.
     Under the terms of the Merger Agreement, HSNOC will pay to the stockholders of Telsima a maximum aggregate consideration equal to (i) $12 million minus (ii) $2 million in respect of advances made by us to Telsima prior to the Acquisition, plus (iii) an amount equal to 70% of any amounts collected by us from certain Telsima customers during the period between February 27, 2009 and March 31, 2009. The aggregate consideration was payable $2 million upon the closing of the Telsima Acquisition, $2.5 million of the aggregate consideration is payable on or about May 27, 2009 and $2.5 million of the aggregate consideration is payable on or about August 27, 2009, with each of the May 27, 2009 and August 27, 2009 payments subject to adjustment based on the collections from Telsima customers described above. Pursuant to the Merger Agreement, HSNOC has retained a $3 million holdback amount with respect to certain indemnification and other obligations of the former stockholders of Telsima and this holdback amount is due to be settled on or about February 27, 2010. In connection with the Telsima Acquisition, we executed a guarantee of all of the amounts payable by HSNOC under the terms of the Merger Agreement. As of April 3, 2009, we have included $8.0 million for amounts remaining to be paid in “Other accrued items” on our condensed consolidated balance sheet.
     We completed the Telsima Acquisition to acquire WiMAX™ technology and products for use in next-generation broadband wireless networks and to enhance our ability to expand into new and emerging markets.

     The Telsima Acquisition was accounted for as a purchase business combination. Total consideration paid by us is estimated to be approximately $12.7 million as summarized in the following table:

February 27,
Calculation of Allocable Purchase Price (in millions)	2009
Cash paid and to be paid for all of the outstanding shares of Telsima	$12.0
Acquisition costs	0.7

Total allocable purchase price	$12.7

     The table below represents the preliminary allocation of the total consideration to the purchased tangible and identifiable intangible assets and liabilities based on our assessment of their respective fair values as of the date of acquisition.

Balance Sheet as of the acquisition date (in millions)
Cash	$0.6
Accounts receivable	1.7
Inventories	2.4
In-process research and development	2.4
Identifiable intangible assets	7.6
Goodwill	1.2
Property, plant and equipment	2.0
Other assets	4.0

Total assets	$21.9

Short-term debt	$1.0
Accounts payable and accrued expenses	7.7
Capital lease obligations	0.5

Total liabilities	9.2

Net assets acquired	$12.7

     The following table summarizes the allocation of estimated identifiable intangible assets resulting from the acquisition. For purposes of this allocation, we have assessed a fair value of Telsima identifiable intangible assets related to customer contracts, customer relationships, developed technology and tradenames based on the net present value of the projected income stream of these identifiable intangible assets. The resulting fair value is being amortized over the estimated useful life of each identifiable intangible asset on a straight-line basis. We estimated the fair value of acquired in-process research and development to be approximately $2.4 million, which we have reflected in “Acquired in-process research and development” expense in the accompanying condensed consolidated statement of operations. This represents certain technologies under development, primarily related to next generations of the WiMAX™ product line. We estimated that the technologies under development were approximately 50 percent complete at the date of acquisition. We expect to incur up to an additional $7.6 million to complete this development, with completion expected in late calendar 2009.

		Estimated Useful
		Life	Total
	Expense Type	(Years)	(In millions)
Developed technology	Cost of revenue	6	$6.9
Customer relationships	Selling and administrative	7	0.6
Tradenames	Selling and administrative	1	0.1
In-process research and development	In-process research and development	1 Day	2.4

Total identifiable intangible assets			$10.0

     The Telsima Acquisition has been accounted for under the purchase method of accounting using Statement 141. Accordingly, the Telsima results of operations have been included in the condensed consolidated statement of operations and cash flows since the acquisition date of February 27, 2009 and are included almost entirely in our International Microwave segment. The purchase price allocation is preliminary and until February 26, 2010, additional information could come to our attention that may require us to further revise the purchase price allocation in connection with the Telsima Acquisition. The excess of the purchase price over the fair value of the identifiable tangible and intangible net assets acquired was assigned to goodwill. The goodwill resulting from the acquisition was associated primarily with the Telsima market presence and leading position, its growth opportunity in the markets in which it operated and its experienced work force.

     In accordance with Statement 142, goodwill will not be amortized but will be tested for impairment at least annually. The goodwill resulting from the Telsima Acquisition is deductible for tax purposes. The write-off of in-process research and development noted in the above table was included in our condensed consolidated statement of operations during the quarter ended April 3, 2009. We obtained the assistance of an independent valuation specialist to assist us in determining the allocation of the purchase price for the Telsima Acquisition.
2. Pro forma adjustments
          The pro forma adjustments included in the unaudited pro forma condensed combined consolidated statements of operations are as follows:
(a)	Adjustment to record amortization on $6.9 million of developed technology.

(b)	Adjustment to record write off of $2.4 million in process research and development.

(c)	Adjustment to record amortization of intangible assets.

(d)	Exhibits
23.1	Consent of Independent Registered Public Accounting Firm

99.1	Audited Financial Statements of Telsima Corporation and its subsidiaries as of and for the years ended March 31, 2008 and 2007.

99.2	Unaudited Financial Statements of Telsima Corporation and its subsidiaries as of December 31, 2008 and March 31, 2008 and for the nine months ended December 31, 2008 and 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS STRATEX NETWORKS, INC.

May 18, 2009	By:	/s/ J. Russell Mincey

		Name:	J. Russell Mincey Interim Principal Accounting Officer and Global Corporate Controller

EXHIBIT INDEX

Exhibits	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Audited Financial Statements of Telsima Corporation and its subsidiaries as of and for the years ended March 31, 2008 and 2007.

99.2	Unaudited Financial Statements of Telsima Corporation and its subsidiaries as of December 31, 2008 and March 31, 2008 and for the nine months ended December 31, 2008 and 2007.